UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 12, 2011

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Two Concourse Parkway, Suite 500, Atlanta, GA	30328
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

Debenture Closing, August, 2011

On August 12, 2011, NeoMedia Technologies, Inc., a Delaware corporation (the “Company”), issued and sold  a secured convertible debenture in the amount of $350,000 (the “August Debenture”) to YA Global Investments, L.P. (the “Buyer”), a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein. The August Debenture was issued in accordance with the provisions of that certain Agreement (the “Agreement”) between the Company and the Buyer dated June 28, 2011, which is incorporated by reference herein and attached by reference hereto as Exhibit 10.2. Pursuant to the Agreement, the Company agreed to issue and sell to the Buyer three secured convertible debentures (collectively, the “Debentures”) that, combined, have an aggregate principal amount of $1,050,000. Regarding each of the individual Debentures, the Company agreed to issue and sell (i) a secured convertible debenture in the amount of $250,000 (the “June Debenture”) which the Buyer purchased and the Company issued on June 28, 2011, which is incorporated by reference herein and attached by reference hereto as Exhibit 10.3, (ii) a secured convertible debenture in the amount of $450,000 (the “July Debenture”) which the Buyer purchased and the Company issued on July 13, 2011, which is incorporated by reference herein and attached by reference hereto as Exhibit 10.4, and (iii) the August Debenture.

The August Debenture shall mature on July 29, 2012 (the “Maturity Date”) and shall accrue interest at a rate equal to fourteen percent (14%) per annum and such interest shall be paid on the Maturity Date (or sooner as provided in the August Debenture) in cash or, provided that certain Equity Conditions are satisfied (as such term is defined in the August Debenture), in shares of the Company’s common stock (“Common Stock”) at the applicable Conversion Price (as defined in the August Debenture).  At any time, the Buyer shall be entitled to convert any portion of the outstanding and unpaid principal and accrued interest thereon into fully paid and non-assessable shares of Common Stock at a price equal to the lesser of $0.10 and ninety-five percent (95%) of the lowest volume weighted average price of the Common Stock during the sixty (60) trading days immediately preceding each conversion date.

The Company shall not affect any conversion, and the Buyer shall not have the right to convert any portion of the August Debenture to the extent that after giving effect to such conversion, the Buyer (together with the Buyer’s affiliates) would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion, except for not less than sixty-five (65) days prior written notice from the Buyer.

The Company shall have the right to redeem a portion or all amounts outstanding (subject to certain conditions) in the August Debenture via Optional Redemption (as defined in the August Debenture) by paying the amount equal to the principal amount being redeemed plus a redemption premium equal to ten percent (10%) of the principal amount being redeemed, and accrued interest.

The August Debenture is secured by certain pledges made with respect to the assets of the Company and its subsidiaries as set forth in the Eleventh Ratification Agreement, dated June 28, 2011 (the “Ratification Agreement”), and that certain Security Agreement (the “Security Agreement”) and Patent Security Agreement (the “Patent Security Agreement”) both dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto, and the Buyer. Copies of the Ratification Agreement, Security Agreement and the Patent Security Agreement are incorporated by reference herein and attached by reference hereto as Exhibits 10.5, 10.6 and 10.7, respectively.

In connection with the Agreement, the Company also entered into those certain Irrevocable Transfer Agent Instructions (the “ITAI”) with the Buyer, an escrow agent and WorldWide Stock Transfer, LLC, the Company’s transfer agent, incorporated by reference herein and attached by reference hereto as Exhibit 10.8.

The foregoing descriptions of the August Debenture, Agreement, June Debenture, July Debenture, Ratification Agreement, Security Agreement, Patent Security Agreement and ITAI do not purport to be complete and are qualified in their entirety by reference to such documents, which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, and 10.8, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities

See Item 1.01 herein above.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 10.1	Secured Convertible Debenture, No. NEOM-11-8, dated August 12, 2011, issued by the Company to YA Global Investments, L.P.	Provided herewith
Exhibit 10.2	Agreement, dated June 28, 2011, by and between the Company and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.1 in the Company’s Current Report on Form 8-K as filed with the SEC on July 1, 2011
Exhibit 10.3	Secured Convertible Debenture, No. NEOM-11-6, dated June 28, 2011, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.2 in the Company’s Current Report on Form 8-K as filed with the SEC on July 1, 2011
Exhibit 10.4	Secured Convertible Debenture, No. NEOM-11-7, dated July 13, 2011, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.1 in the Company’s Current Report on Form 8-K as filed with the SEC on July 19, 2011
Exhibit 10.5	Eleventh Ratification Agreement, dated June 28, 2011, by and among the Company, each of the Company’s subsidiaries made a party thereto, and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 in the Company’s Current Report on Form 8-K as filed with the SEC on July 1, 2011
Exhibit 10.6	Security Agreement, dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.3 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008
Exhibit 10.7	Patent Security Agreement, dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.4 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008
Exhibit 10.8	Irrevocable Transfer Agent Instructions, dated June 28, 2011, by and among the Company, YA Global Investments, L.P., David Gonzalez, Esq. and WorldWide Stock Transfer, LLC	Incorporated by reference to Exhibit 10.7 in the Company’s Current Report on Form 8-K as filed with the SEC on July 1, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2011	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Robert W. Thomson
	Name:	Robert W. Thomson
	Its:	Interim Chief Financial Officer